                                                                  EXHIBIT (a)(v)

Openwave Systems
Stock Option Exchange Program
Election Acceptance Form


Employee Name

                Original Grant Detail                        Stock Option Exchange Detail             Accept
                                                                                                      Exchange

Grant       Grant Grant           Grant   Outstanding            Exchange        Replacement
Date        Type  Number          Price        Shares               Ratio              Grant






I voluntarily accept the stock option exchange for the above checked stock option grants. The stock options you elected to exchange will be cancelled on September 11, 2001.


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     Signature                 Print Name                    Date
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
                Original Grant Detail                        Stock Option Exchange Detail             Accept
                                                                                                      Exchange

Grant       Grant Grant           Grant   Outstanding            Exchange        Replacement
Date        Type  Number          Price        Shares               Ratio              Grant




Click the "submit button" to voluntarily accept the stock option exchange for the above checked stock option grants. The stock option(s) you elected to exchange will be cancelled on September 11, 2001.

                                    Submit
                                    ------